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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): March 21, 2001

                                   VANS, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-19402                              33-0272893
        ------------------------         -----------------------------------
        (Commission File Number)         (I.R.S. Employer Identification No.)


         15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515
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          (Address of Principal Executive Offices)             (Zip Code)

                                 (562) 565-8267
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

        99.1  News Release of the Registrant, dated March 21, 2001

ITEM 9. REGULATION FD DISCLOSURE

     On March 21, 2001, the Registrant issued the News Release attached hereto as Exhibit 99.1.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     VANS, INC.
                                     ----------
                                     (Registrant)


Date:  March 22, 2001            By  /s/ Craig E. Gosselin
                                     ----------------------------------
                                     Craig E. Gosselin
                                     Vice President and General Counsel










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                                  EXHIBIT INDEX

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Exhibit                                                                Page No.
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
99.1  News Release of the Registrant, dated March 21, 2001


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